UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

HELIX TCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5300 DTC Parkway, Suite 300

Greenwood, CO

(Address of principal executive offices)

(720) 328-5372

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported, on May 17, 2017, Helix TCS, Inc., a Delaware corporation (the “Company”), RSF4, LLC, a Delaware limited liability company (the “Purchaser”), and Helix Opportunities, LLC, a Delaware limited liability company (“Helix LLC” and, together with the Company and the Purchaser, the “Parties”) entered into that certain Series B Preferred Stock Purchase Agreement (the “Initial Series B Purchase Agreement”) whereby the Company conducted an initial closing of the sale of its Series B Preferred Stock (the “Series B Preferred Stock”) to Purchaser. In accordance with the terms of the Initial Series B Purchase Agreement, the Parties also entered into (i) an Investors Rights Agreement, (ii) a Right of First Refusal and Co-Sale Agreement, and (iii) a Voting Agreement (collectively, the “Series B Financing Agreements”). The Series B Financing Agreements contemplate additional closings, two of which have been previously reported on the Company’s Current Reports on Form 8-K.

Effective September 15, 2017, the Parties entered into that certain Series B Preferred Stock Purchase Agreement (the “Fourth Series B Purchase Agreement”) whereby the Company conducted a fourth closing of the sale of its Series B Preferred Stock (the “Series B Preferred Stock”) and issued and sold to the Purchaser 462,195 shares of the Company’s Series B Preferred Stock in exchange for an aggregate cash payment equal to $150,000.00 (the “Fourth Series B Closing”). Pursuant to the Fourth Series B Purchase Agreement, the Purchaser expressly waived the satisfaction of any and all terms and conditions contained in the Series B Financing Agreements as they relate to the Fourth Series B Closing .

The foregoing descriptions of the Initial Series B Purchase Agreement and the Fourth Series B Purchase Agreement do not purport to be complete and are qualified in their entirety by the full text of the forms of such documents, which are attached as exhibits hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

These securities were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, and manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders

On September 15, 2017, the Company filed an Amended and Restated Certificate of Designations, Preferences and Rights of Class A Preferred Convertible Super Majority Voting Stock, $0.001 Par Value Per Share with the Secretary of State of the State of Delaware (the “Amended Certificate”), which restates the designations, powers, rights, privileges, preferences and restrictions of the Company’s Class A Preferred Convertible Super Majority Voting Stock by, among other things, renaming such preferred the Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred”). Shares of Series A Preferred are convertible into the Company’s common stock (“Common Stock”) at the holder’s option at any time after May 17, 2017 and automatically convert into Common Stock at any time after May 17, 2017 upon either the affirmative vote of a majority of Series A Preferred holders or a “Qualified Initial Public Offering” of the Company’s securities, as defined in the Amended Certificate.

The number of shares of the Common Stock to which a holder of Series A Preferred shall be entitled upon conversion shall be the product obtained by multiplying the Preferred Conversion Rate, as defined below, then in effect by the number of shares of the Series A Preferred Stock being converted. The conversion rate in effect at any time for conversion of the Series A Preferred Stock (the “Preferred Conversion Rate”) shall be the quotient obtained dividing the Preferred Stock Original Issue Price (as defined in the Amended Certificate) by the Preferred Stock Conversion Price which shall initially be equal to the Preferred Stock Original Issue Price, for an effective initial conversion ratio equal to 1:1, subject to adjustment.

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The Series A Preferred shall vote together with the Common Stock and all other classes and series of stock of the Company as a single class on all actions to be taken by the stockholders of the Company including, but not limited to, actions amending the Certificate of Incorporation of the Company to increase the number of authorized shares of the Common Stock. Each holder of shares of the Series A Preferred shall be entitled to the number of votes equal to the number of shares of the Common Stock into which such shares of the Series A Preferred are then convertible. For so long as any the shares of the Series A Preferred remain outstanding, in addition to any other vote or consent required by the Company’s Certificate of Incorporation or bylaws, the vote or written consent of the holders of at least a majority of the outstanding shares of the Series A Preferred, voting or consenting together as a separate class, shall be necessary for authorizing, effecting or validating certain transactions as further described in the Amended Certificate.

Additionally, the Series A Preferred holders may elect a Director to sit on the Company’s Board of Directors. Currently, the Series A Preferred are held by Helix LLC, an entity owned 50% by the Company’s Chief Executive Officer, Zachary Venegas and a director of the Company, Scott Ogur.

The foregoing description of the Amended Certificate does not purport to be complete and is qualified in its entirety by the full text of the forms of the Amended Certificate, which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1*	Amended and Restated Certificate of Designations, Preferences and Rights of Class A Preferred Convertible Super Majority Voting Stock, $0.001 Par Value Per Share
10.1	Form of Helix TCS, Inc. Series B Preferred Stock Purchase Agreement dated May 17, 2017 (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 22, 2017)
10.2*	Form of Helix TCS, Inc. Fourth Series B Preferred Stock Purchase Agreement, dated September 15, 2017

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: September 21, 2017	By:	/s/ Zachary L. Venegas
Name: Zachary L. Venegas
Title: Chief Executive Officer

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